CRM 130/30 Value Fund

Supplement Dated May 28, 2010

to the CRM Funds Prospectus

Dated October 28, 2009

Capitalized terms used without definition below have the meanings given to them in the Prospectus. This document should be read together with the Prospectus.

On May 28, 2010, the Board of Trustees of CRM Mutual Fund Trust authorized the liquidation of CRM 130/30 Value Fund (the “Fund”).

The Fund is no longer accepting purchase orders and has begun converting its assets into cash equivalents. As a result, the Fund is no longer pursuing its stated investment objective. As of the close of business on June 28, 2010 (the “Liquidation Date”), the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all of the outstanding shares of the Fund’s assets.

Shareholders may redeem their shares any time prior to the Liquidation Date. Shareholders may also exchange their shares of the Fund for the same class of shares of other available CRM Funds any time prior to the Liquidation Date.

Any liquidation distribution due to the Fund’s shareholders will be distributed by the mailing of a check to such person at such person’s address of record, unless such person issues other written instructions to the Fund prior to the Liquidation Date.

The liquidation of the fund, or the redemption or exchange of fund shares, may result in income tax liabilities for you. Consult your tax adviser regarding the tax implications of a redemption or exchange of your shares in light of your particular circumstances.